Note 13 - Income Taxes - Income Tax Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Expected federal income tax expense	$ 2,334	$ 2,336	$ 2,994
Items affecting federal income tax:
State income taxes, net of federal income tax deduction	852	559	529
Change in federal tax rate	0	0	1,062
Other, net	138	(7)	(183)
Income tax expense	$ 3,324	$ 2,888	$ 4,402